SUPPLEMENT

Dated May 3, 2007

to the

Timothy Plan (the “Trust”)

FAMILY OF FUNDS

PROSPECTUS

DATED MAY 1, 2007

This Prospectus offers the following series of the Trust (the “Traditional Funds”):

TIMOTHY PLAN AGGRESSIVE GROWTH FUND	TIMOTHY PLAN LARGE/MID CAP VALUE FUND

TIMOTHY PLAN INTERNATIONAL FUND	TIMOTHY PLAN FIXED INCOME FUND

TIMOTHY PLAN LARGE/MID CAP GROWTH FUND	TIMOTHY PLAN HIGH YIELD BOND FUND

TIMOTHY PLAN SMALL CAP VALUE FUND	TIMOTHY PLAN MONEY MARKET FUND

And the following series of the Trust that invest in certain Traditional Funds (collectively, the “Asset Allocation Funds”):

TIMOTHY PLAN STRATEGIC GROWTH FUND

TIMOTHY PLAN CONSERVATIVE GROWTH FUND

The Section of the Prospectus, located on page 34, entitled Principal Underwriter, is amended by inserting the following paragraph immediately below the existing paragraph:

TPL has entered into a special marketing agreement with Raymond James Securities. In exchange for the performance of specific marketing activities by Raymond James, TPL remits fees to Raymond James. Subject to a cumulative minimum annual payment, the fees paid are: ten (10) basis points paid on all new sales of shares in Raymond James accounts, and on shares where Raymond James is designated by purchasers as the broker/dealer. In addition, an annual fee based upon the level of Timothy Plan assets under management at Raymond James, is paid at the following rates: five (5) basis points on the first five hundred million dollars, four (4) basis points paid on the next $500 million three (3) basis point on the next four billion dollars and two basis points on all over five (5) billion dollars. Because they are paid out of TPL’s internal resources, the payments of these fees have no impact on the funds’ net asset values, and impose no cost to the shareholders.

All portions of the Prospectus not specifically amended by this supplement shall remain in full force and effect.